UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 12, 2004

                                   __________


                        CROSS MEDIA MARKETING CORPORATION
             (Exact name of registrant as specified in its charter)




            Delaware                      0-25435                13-4042921
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)



  c/o Getzler Henrich & Associates
   295 Madison Avenue, Suite 930
         New York, New York                                        10017
  (Address of principal executive                                (Zip code)
              offices)


       Registrant's telephone number, including area code: (212) 697-2400

                            Section 8 - Other Events

Item 8.01.  Other Events

        Cross Media Marketing Corporation files herewith its financial report for the period from June 1, 2004 through June 30, 2004, which was filed with the United States Bankruptcy Court for the Southern District of New York on August 12, 2004 (Case Nos. 03-13901 and 03-13903).

        THE FINANCIAL REPORT CONTAINS FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS, ARE NOT PRESENTED IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPALS, AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits

(c)  Exhibits

Exhibit No.           Description
-----------           -----------

99.1 Transmittal of Financial Reports with Operating Requirements for the period ended June 30, 2004.

                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Cross Media Marketing Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                           CROSS MEDIA MARKETING CORPORATION

                                           By: Getzler Henrich & Associates LLC,
                                               as Plan Administrator

Date: September __, 2004                   By: /s/ Peter A. Furman
                                               ---------------------------
                                               Name:  Peter A. Furman
                                               Title: Managing Director

                                Index to Exhibits
                                -----------------

Exhibit No.        Description
-----------        -----------

99.1 Transmittal of Financial Reports with Operating Requirements for the period ended June 30, 2004